Exhibit 24



                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994




                                   /s/ Bernard Brochand

                                                      Exhibit 24



                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994




                                   /s/ Robert J. Callander

                                                      Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994




                                   /s/ James A. Cannon

                                                      Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994




                                   /s/ Leonard S. Coleman, Jr.

                                                      Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994




                                   /s/ Peter I. Jones

                                                      Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994





                                   /s/ John R. Purcell

                                                      Exhibit 24



                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994





                                   /s/ Keith L. Reinhard

                                                      Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994





                                   /s/ Allen Rosenshine

                                                      Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994




                                   /s/ Gary L. Roubos

                                                      Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994





                                   /s/ Quentin I. Smith, Jr.

                                                      Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994





                                   /s/ Robin B. Smith

                                                      Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994





                                   /s/ John Wren

                                                      Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994




                                   /s/ Egon P.S. Zehnder

                                                      Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to fifty eight thousand four hundred and sixty six (58,466) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to an Agreement and Plan of Merger, dated August 6, 1993, by and among Omnicom Group Inc., BPI Acquisition Inc., Brodeur & Partners, Inc., John Brodeur, Andrea Carney, Peter Connell and John Magaldi, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 29, 1994





                                   /s/ William G. Tragos